American Express Company	EXHIBIT 99.2 (Preliminary)
Consolidated Statements of Income
(Millions, except percentages and per share amounts)

	Q2'16	Q1'16	Q4'15	Q3'15	Q2'15	YOY % change	YTD'16	YTD'15	YOY % change
Non-interest revenues
Discount revenue	$4,824	$4,643	$4,913	$4,778	$4,946	(2)	$9,467	$9,606	(1)
Net card fees	715	699	687	679	667	7	1,414	1,334	6
Other fees and commissions (A)	702	680	704	727	727	(3)	1,382	1,435	(4)
Other	545	486	540	504	521	5	1,031	989	4
Total non-interest revenues	6,786	6,508	6,844	6,688	6,861	(1)	13,294	13,364	(1)
Interest income
Interest on loans	1,818	1,938	1,891	1,847	1,776	2	3,756	3,571	5
Interest and dividends on investment securities	34	36	37	38	41	(17)	70	82	(15)
Deposits with banks and other	33	31	19	19	20	65	64	41	56
Total interest income	1,885	2,005	1,947	1,904	1,837	3	3,890	3,694	5
Interest expense
Deposits	150	150	138	125	109	38	300	212	42
Long-term debt and other	286	275	262	274	305	(6)	561	612	(8)
Total interest expense	436	425	400	399	414	5	861	824	4
Net interest income	1,449	1,580	1,547	1,505	1,423	2	3,029	2,870	6
Total revenues net of interest expense	8,235	8,088	8,391	8,193	8,284	(1)	16,323	16,234	1
Provisions for losses
Charge card	153	169	195	203	165	(7)	322	339	(5)
Card Member loans	285	227	361	309	285	-	512	520	(2)
Other	25	38	16	17	17	47	63	28	#
Total provisions for losses	463	434	572	529	467	(1)	897	887	1
Total revenues net of interest expense after provisions for losses	7,772	7,654	7,819	7,664	7,817	(1)	15,426	15,347	1

Expenses
Marketing and promotion	788	727	892	847	761	4	1,515	1,370	11
Card Member rewards	1,766	1,703	1,794	1,763	1,799	(2)	3,469	3,439	1
Card Member services and other	281	282	246	269	242	16	563	503	12
Salaries and employee benefits	1,451	1,338	1,209	1,212	1,250	16	2,789	2,555	9
Professional services	628	604	784	687	655	(4)	1,232	1,279	(4)
Occupancy and equipment	438	465	482	523	415	6	903	849	6
Other, net	(596)	351	958	425	465	#	(245)	806	#
Total expenses	4,756	5,470	6,365	5,726	5,587	(15)	10,226	10,801	(5)
Pretax income	3,016	2,184	1,454	1,938	2,230	35	5,200	4,546	14
Income tax provision	1,001	758	555	672	757	32	1,759	1,548	14
Net income	$2,015	$1,426	$899	$1,266	$1,473	37	$3,441	$2,998	15
Net income attributable to common shareholders (B)	$1,979	$1,394	$873	$1,234	$1,442	37	$3,373	$2,956	14
Effective tax rate	33.2%	34.7%	38.2%	34.7%	33.9%		33.8%	34.0%

Earnings Per Common Share
Basic
Net income attributable to common shareholders	$2.11	$1.45	$0.89	$1.24	$1.43	48	$3.55	$2.92	22
Average common shares outstanding	938	961	977	994	1,009	(7)	949	1,013	(6)
Diluted
Net income attributable to common shareholders	$2.10	$1.45	$0.89	$1.24	$1.42	48	$3.54	$2.90	22
Average common shares outstanding	941	963	981	997	1,013	(7)	952	1,018	(6)
Cash dividends declared per common share	$0.29	$0.29	$0.29	$0.29	$0.29	-	$0.58	$0.55	5

# - Denotes a variance of more than 100 percent.

See Appendix V for footnote references

American Express Company	(Preliminary)
Consolidated Balance Sheets and Related Statistical Information
(Billions, except percentages, per share amounts and where indicated)

	Q2'16	Q1'16	Q4'15	Q3'15	Q2'15	YOY % change
Assets
Cash & cash equivalents	$34	$25	$23	$20	$21	62
Card Member loans and receivables held for sale	-	12	15	-	-	-
Card Member receivables, less reserves	45	44	44	44	44	2
Card Member Loans, less reserves	59	56	58	68	68	(13)
Investment securities	4	4	4	4	5	(20)
Other (C)	18	18	17	18	19	(5)
Total assets	$160	$159	$161	$154	$157	2

Liabilities and Shareholders' Equity
Customer deposits	$54	$56	$55	$49	$47	15
Short-term borrowings	2	3	5	3	4	(50)
Long-term debt	51	47	48	49	53	(4)
Other (C)	32	32	32	32	31	3
Total liabilities	139	138	140	133	135	3

Shareholders' Equity	21	21	21	21	22	(5)
Total liabilities and shareholders' equity	$160	$159	$161	$154	$157	2

Return on average equity (D)	26.4%	23.6%	24.0%	26.8%	28.1%
Return on average common equity (D)	27.9%	24.8%	25.2%	27.8%	28.8%
Return on average tangible common equity (D)	34.5%	30.6%	31.0%	34.2%	35.4%
Book value per common share (dollars) (E)	$20.67	$20.13	$19.71	$20.06	$20.27	2

# - Denotes a variance of more than 100 percent.

See Appendix V for footnote references

American Express Company	(Preliminary)
Consolidated Capital

	Q2'16	Q1'16	Q4'15	Q3'15	Q2'15
Shares Outstanding (in millions)
Beginning of period	951	969	985	1,002	1,016
Repurchase of common shares	(27)	(20)	(16)	(18)	(16)
Net impact of employee benefit plans and others	1	2	-	1	2
End of period	925	951	969	985	1,002

Risk-Based Capital Ratios - Transitional Basel III ($ in billions) (F)
Common Equity Tier 1/Risk Weighted Assets (RWA)	13.5%	12.6%	12.4%	13.2%	13.5%
Tier 1	14.7%	13.8%	13.5%	14.3%	14.7%
Total	16.4%	15.3%	15.2%	16.2%	16.5%

Common Equity Tier 1	$16.5	$16.5	$16.7	$17.1	$17.7
Tier 1 Capital	$18.0	$18.0	$18.3	$18.7	$19.2
Tier 2 Capital	$2.1	$2.1	$2.3	$2.4	$2.3
Total Capital	$20.1	$20.1	$20.6	$21.1	$21.5
RWA	$122.5	$130.9	$135.2	$130.2	$130.7
Tangible Common Equity (TCE)/RWA (G)	12.7%	11.8%	11.5%	12.3%	12.6%
Tier 1 Leverage	11.5%	11.5%	11.7%	12.1%	12.4%
Supplementary Leverage Ratio (SLR) (H)	9.7%	9.6%	9.8%	10.2%	10.4%
TCE	$15.5	$15.5	$15.5	$16.0	$16.5
Average Total Assets to calculate the Tier 1 Leverage Ratio (I)	$156.6	$157.1	$156.4	$153.7	$155.1
Total Leverage Exposure to calculate SLR	$186.0	$188.3	$186.6	$182.8	$184.1

Risk-Based Capital Ratios - Estimated fully phased-in Basel III ($ in billions) (F) (J)
RWA	$123.7	$132.2	$135.0	$129.9	$130.4
Risk-Based Capital (Common Equity Tier 1)	$15.9	$15.9	$15.9	$16.3	$16.9
Risk-Based Capital (Tier 1)	$17.5	$17.5	$17.5	$17.9	$18.5
Common Equity Tier 1 ratio (K)	12.9%	12.0%	11.8%	12.6%	12.9%
Tier 1 Risk-Based Capital Ratio (L)	14.2%	13.2%	13.0%	13.8%	14.1%
Supplementary Leverage Ratio (M)	9.4%	9.3%	9.4%	9.8%	10.0%

See Appendix V for footnote references

American Express Company	(Preliminary)
Selected Card Related Statistical Information
(Billions, except percentages and where indicated)

	Q2'16	Q1'16	Q4'15	Q3'15	Q2'15	YOY % change	YTD'16	YTD'15	YOY % change
Card billed business (N):
United States	$185.1	$176.3	$190.2	$180.4	$181.8	2	$361.4	$351.2	3
Outside the United States	84.2	77.5	83.0	78.5	80.2	5	161.7	156.4	3
Worldwide	$269.3	$253.8	$273.2	$258.9	$262.0	3	$523.1	$507.6	3
Total cards-in-force (O) (millions):
United States	47.0	57.9	57.6	56.4	55.3	(15)	47.0	55.3	(15)
Outside the United States	61.2	60.7	60.2	59.4	58.5	5	61.2	58.5	5
Worldwide	108.2	118.6	117.8	115.8	113.8	(5)	108.2	113.8	(5)
Basic cards-in-force (O) (millions):
United States	37.0	45.1	44.8	43.6	42.8	(14)	37.0	42.8	(14)
Outside the United States	50.5	50.0	49.5	49.0	48.2	5	50.5	48.2	5
Worldwide	87.5	95.1	94.3	92.6	91.0	(4)	87.5	91.0	(4)
Average basic Card Member spending (dollars) (P)
United States	$4,672	$4,249	$4,633	$4,503	$4,616	1	$8,941	$8,936	-
Outside the United States	$3,319	$3,082	$3,352	$3,197	$3,297	1	$6,404	$6,426	-
Worldwide	$4,313	$3,952	$4,305	$4,165	$4,272	1	$8,280	$8,277	-
Card Member loans (Q)
United States	$53.2	$50.7	$51.5	$62.1	$61.8	(14)	$53.2	$61.8	(14)
Outside the United States	$6.7	$6.7	$7.1	$6.8	$7.2	(8)	$6.7	$7.2	(8)
Worldwide	$59.9	$57.4	$58.6	$68.9	$69.0	(13)	$59.9	$69.0	(13)

Average discount rate (R)	2.43%	2.44%	2.42%	2.46%	2.49%		2.43%	2.49%
Average fee per card (dollars) (P)	$42	$40	$39	$39	$39	8	$41	$39	5
Average fee per card adjusted (dollars) (P)	$46	$43	$43	$44	$43	7	$45	$44	2

# - Denotes a variance of more than 100 percent.

See Appendix V for footnote references

American Express Company	(Preliminary)
Selected Credit Related Statistical Information
(Billions, except percentages and where indicated)

	Q2'16	Q1'16	Q4'15	Q3'15	Q2'15	YOY % change	YTD'16	YTD'15	YOY % change
Worldwide Card Member receivables (Q)
Total receivables	$45.2	$44.5	$44.1	$44.3	$44.9	1	$45.2	$44.9	1
Loss reserves (millions):
Beginning balance	$446	$462	$441	$420	$429	4	$462	$465	(1)
Provisions (S)	153	169	195	203	165	(7)	322	339	(5)
Net write-offs (T)	(173)	(186)	(169)	(174)	(171)	1	(359)	(370)	(3)
Other (U)	(3)	1	(5)	(8)	(3)	-	(2)	(14)	(86)
Ending balance	$423	$446	$462	$441	$420	1	$423	$420	1
% of receivables	0.9%	1.0%	1.0%	1.0%	0.9%		0.9%	0.9%
Net write-off rate (principal only) (V)	1.6%	1.9%	1.7%	1.8%	1.7%		1.7%	1.9%
Net write-off rate (principal and fees) (V)	1.8%	2.1%	1.9%	2.0%	1.9%		2.0%	2.1%
30 days past due as a % of total	1.3%	1.5%	1.5%	1.6%	1.5%		1.3%	1.5%
Net loss ratio (as a % of charge volume) - Global Corporate Payments (GCP) (W)	0.09%	0.08%	0.08%	0.08%	0.09%		0.09%	0.10%
90 days past billing as a % of total - GCP	0.7%	0.7%	0.9%	0.7%	0.7%		0.7%	0.7%

Worldwide Card Member loans (Q)
Total loans	$59.9	$57.4	$58.6	$68.9	$69.0	(13)	$59.9	$69.0	(13)
Loss reserves (millions):
Beginning balance	$1,012	$1,028	$1,164	$1,132	$1,130	(10)	$1,028	$1,201	(14)
Provisions (S)	285	227	361	309	285	-	512	520	(2)
Net write-offs - principal (T)	(223)	(214)	(234)	(231)	(243)	(8)	(437)	(502)	(13)
Net write-offs - interest and fees (T)	(40)	(40)	(40)	(37)	(42)	(5)	(80)	(85)	(6)
Reserves transferred to held for sale	-	-	(224)	-	-		-	-	-
Other (U)	57	11	1	(9)	2	#	68	(2)	#
Ending balance	$1,091	$1,012	$1,028	$1,164	$1,132	(4)	$1,091	$1,132	(4)
Ending reserves - principal	$1,037	$959	$975	$1,114	$1,076	(4)	$1,037	$1,076	(4)
Ending reserves - interest and fees	$54	$53	$53	$50	$56	(4)	$54	$56	(4)
% of loans	1.8%	1.8%	1.8%	1.7%	1.6%		1.8%	1.6%
% of past due	160%	161%	164%	164%	171%		160%	171%
Average loans	$58.8	$57.4	$67.1	$69.0	$68.0	(13)	$58.2	$68.0	(14)
Net write-off rate (principal only) (V)	1.5%	1.5%	1.4%	1.3%	1.4%		1.5%	1.5%
Net write-off rate (principal, interest and fees) (V)	1.8%	1.8%	1.6%	1.6%	1.7%		1.8%	1.7%
30 days past due loans as a % of total	1.1%	1.1%	1.1%	1.0%	1.0%		1.1%	1.0%

Net interest income divided by average loans (X)	8.6%	8.9%	8.7%	8.7%	8.4%		8.8%	8.4%
Net interest yield on Card Member loans (X)	9.5%	9.7%	9.4%	9.5%	9.3%		9.6%	9.5%

# - Denotes a variance of more than 100 percent.

See Appendix V for footnote references

American Express Company	(Preliminary)
Selected Income Statement information by Segment
(Millions)

	U.S. Consumer Services	International Consumer and Network Services	Global Commercial Services	Global Merchant Services	Corporate and Other	Consolidated
	(USCS)	(ICNS)	(GCS)	(GMS)
Q2'16
Non-interest revenues	$2,069	$1,242	$2,280	$1,087	$108	$6,786
Interest income	1,278	234	310	1	62	1,885
Interest expense	139	58	104	(61)	196	436
Total revenues net of interest expense	3,208	1,418	2,486	1,149	(26)	8,235
Total provision	237	78	139	5	4	463
Pretax income (loss)	1,698	273	910	597	(462)	3,016
Income tax provision (benefit)	631	45	334	224	(233)	1,001
Net income (loss)	1,067	228	576	373	(229)	2,015
Q2'15
Non-interest revenues	$2,176	$1,163	$2,285	$1,130	$107	$6,861
Interest income	1,252	237	289	1	58	1,837
Interest expense	121	58	91	(49)	193	414
Total revenues net of interest expense	3,307	1,342	2,483	1,180	(28)	8,284
Total provision	243	76	136	8	4	467
Pretax income (loss)	939	238	849	586	(382)	2,230
Income tax provision (benefit)	326	45	299	217	(130)	757
Net income (loss)	613	193	550	369	(252)	1,473
YOY % change
Non-interest revenues	(5)	7	-	(4)	1	(1)
Interest income	2	(1)	7	-	7	3
Interest expense	15	-	14	24	2	5
Total revenues net of interest expense	(3)	6	-	(3)	(7)	(1)
Total provision	(2)	3	2	(38)	-	(1)
Pretax income (loss)	81	15	7	2	21	35
Income tax provision (benefit)	94	-	12	3	79	32
Net income (loss)	74	18	5	1	(9)	37

See Appendix V for footnote references

American Express Company	(Preliminary)
Billed Business Growth Trend

	YOY % change
	Reported					FX-Adjusted (Y)										Reported	Fx-Adjusted (Y)
	Q2'16	Q1'16	Q4'15	Q3'15	Q2'15	Q2'16		Q1'16		Q4'15		Q3'15		Q2'15		YTD'16	YTD'16
Worldwide (Z)
Total Billed Business	3%	3%	2%	0%	2%	4%		6%		5%		5%		6%		3%	5%
Proprietary billed business	2	3	1	0	0	3		4		3		3		4		3	4
GNS billed business (AA)	5	5	3	(1)	5	11		13		14		13		16		5	12
Airline-related volume (8% of Q2'16 worldwide billed business)	(4)	(4)	(5)	(6)	(5)	(3)		(2)		(1)		0		1		(4)	(2)

United States (Z)
Billed Business	2	4	4	4	5	n/	a	n/	a	n/	a	n/	a	n/	a	3	n/	a
Proprietary consumer card billed business (AB)	-	4	4	4	5	n/	a	n/	a	n/	a	n/	a	n/	a	2	n/	a
Proprietary small business and corporate services billed business (AC)	4	5	3	4	4	n/	a	n/	a	n/	a	n/	a	n/	a	4	n/	a
T&E-related volume (26% of Q2'16 U.S.billed business)	(1)	1	2	3	4	n/	a	n/	a	n/	a	n/	a	n/	a	-	n/	a
Non-T&E-related volume (74% of Q2'16 U.S. billed business)	3	5	4	4	5	n/	a	n/	a	n/	a	n/	a	n/	a	4	n/	a
Airline-related volume (7% of Q2'16 U.S. billed business)	(8)	(5)	(3)	(3)	(2)	n/	a	n/	a	n/	a	n/	a	n/	a	(6)	n/	a

Outside the United States (Z)
Billed Business	5	2	(3)	(8)	(5)	10		9		8		7		8		3	9
Japan, Asia Pacific & Australia ("JAPA") billed business	12	8	5	(2)	4	13		13		14		13		16		10	13
Latin America & Canada ("LACC") billed business	(9)	(14)	(19)	(24)	(18)	6		5		0		(5)		(5)		(11)	5
Europe, Middle East & Africa ("EMEA") billed business	3	3	(4)	(5)	(9)	6		8		5		7		7		3	7
Proprietary consumer card billed business (AA)	4	1	(8)	(15)	(14)	8		8		3		(1)		(1)		3	8
Proprietary small business and corporate services billed business (AC)	3	(3)	(10)	(11)	(11)	6		4		2		5		4		-	5

See Appendix V for footnote references

U.S. Consumer Services	(Preliminary)
Selected Income Statement and Statistical Information

(Millions, except percentages)	Q2'16	Q1'16	Q4'15	Q3'15	Q2'15	YOY % change	YTD'16	YTD'15	YOY % change
Non-interest revenues	$2,069	$2,029	$2,155	$2,117	$2,176	(5)	$4,098	$4,207	(3)
Interest income	1,278	1,391	1,349	1,324	1,252	2	2,669	2,525	6
Interest expense	139	140	130	123	121	15	279	235	19
Net interest income	1,139	1,251	1,219	1,201	1,131	1	2,390	2,290	4
Total revenues net of interest expense	3,208	3,280	3,374	3,318	3,307	(3)	6,488	6,497	-
Provisions for losses	237	190	334	294	243	(2)	427	436	(2)
Total revenues net of interest expense after provisions for losses	2,971	3,090	3,040	3,024	3,064	(3)	6,061	6,061	-
Expenses
Marketing, promotion, rewards, Card Member services and other	1,369	1,348	1,410	1,396	1,366	-	2,717	2,576	5
Salaries and employee benefits and other operating expenses	(96)	655	793	768	759	#	559	1,505	(63)
Total expenses	1,273	2,003	2,203	2,164	2,125	(40)	3,276	4,081	(20)
Pretax segment income	1,698	1,087	837	860	939	81	2,785	1,980	41
Income tax provision	631	393	296	318	326	94	1,024	708	45
Segment income	$1,067	$694	$541	$542	$613	74	$1,761	$1,272	38
Effective tax rate	37.2%	36.2%	35.4%	37.0%	34.7%		36.8%	35.8%

(Billions, except percentages and where indicated)
Card billed business	$93.4	$89.0	$98.4	$92.3	$93.6	-	$182	$179	2
Total cards-in-force (millions)	31.8	40.9	40.7	40.0	39.1	(19)	$31.8	39.1	(19)
Basic cards-in-force (millions)	22.6	28.8	28.6	28.0	27.3	(17)	$22.6	27.3	(17)
Average basic Card Member spending (dollars) (P)	$3,417	$3,092	$3,471	$3,337	$3,472	(2)	$6,523	$6,635	(2)

Total segment assets (AD)	$81.3	$86.3	$92.7	$84.0	$84.4	(4)	$81.3	$84.4	(4)
Segment capital (AE)	$6.8	$7.4	$7.2	$7.3	$7.9	(13)	$6.8	$7.9	(13)
Return on average segment capital (AF)	38.9%	31.8%	31.1%	30.1%	31.2%		38.9%	31.2%
Return on average tangible segment capital (AF)	40.7%	33.3%	32.5%	31.3%	32.4%		40.7%	32.4%

Card Member receivables: (Q)
Total receivables	$10.6	$10.3	$11.8	$10.5	$10.8	(2)	$10.6	$10.8	(2)
30 days past due as a % of total	1.2%	1.4%	1.4%	1.6%	1.4%		1.2%	1.4%
Net write-off rate (principal only) (V)	1.3%	1.8%	1.6%	1.5%	1.2%		1.5%	1.7%
Net write-off rate (principal and fees) (V)	1.6%	2.0%	1.8%	1.7%	1.4%		1.8%	1.9%
Card Member loans: (Q)
Total loans	$44.6	$42.4	$43.5	$52.2	$51.8	(14)	$44.6	$51.8	(14)
30 days past due loans as a % of total	1.1%	1.0%	1.0%	1.0%	0.9%		1.1%	0.9%
Average loans	$43.5	$42.5	$50.5	$52.1	$51.1	(15)	$43.1	$51.1	(16)
Net write-off rate (principal only) (V)	1.5%	1.5%	1.4%	1.3%	1.4%		1.5%	1.4%
Net write-off rate (principal, interest and fees) (V)	1.7%	1.7%	1.6%	1.5%	1.6%		1.7%	1.7%

Net interest income divided by average loans (X)	9.0%	9.3%	9.1%	9.2%	8.9%		9.1%	9.0%
Net interest yield on Card Member loans (X)	9.1%	9.5%	9.1%	9.2%	9.0%		9.3%	9.2%

# - Denotes a variance of more than 100 percent.

See Appendix V for footnote references

International Consumer and Network Services	(Preliminary)
Selected Income Statement and Statistical Information

(Millions, except percentages)	Q2'16	Q1'16	Q4'15	Q3'15	Q2'15	YOY % change	YTD'16	YTD'15	YOY % change
Non-interest revenues	$1,242	$1,140	$1,178	$1,141	$1,163	7	$2,382	$2,308	3
Interest income	234	227	235	228	237	(1)	461	482	(4)
Interest expense	58	54	59	55	58	-	112	121	(7)
Net interest income	176	173	176	173	179	(2)	349	361	(3)
Total revenues net of interest expense	1,418	1,313	1,354	1,314	1,342	6	2,731	2,669	2
Provisions for losses	78	71	77	77	76	3	149	146	2
Total revenues net of interest expense after provisions for losses	1,340	1,242	1,277	1,237	1,266	6	2,582	2,523	2
Expenses
Marketing, promotion, rewards, Card Member services and other	500	481	547	504	482	4	981	929	6
Salaries and employee benefits and other operating expenses	567	506	545	532	546	4	1,073	1,076	-
Total expenses	1,067	987	1,092	1,036	1,028	4	2,054	2,005	2
Pretax segment income	273	255	185	201	238	15	528	518	2
Income tax provision/(benefit)	45	67	45	47	45	-	112	128	(13)
Segment income	$228	$188	$140	$154	$193	18	$416	$390	7
Effective tax rate	16.5%	26.3%	24.3%	23.4%	18.9%		21.2%	24.7%

(Billions, except percentages and where indicated)
Card billed business
Proprietary	$26.5	$24.7	$27.0	$25.1	$25.5	4	$51.2	$49.9	3
Global Network Services (GNS)	43.8	40.5	$43.5	$40.8	$41.5	5	$84.3	$80.2	5
Total	$70.3	$65.2	$70.5	$65.9	$67.0	5	$135.5	$130.1	4

Total cards-in-force (millions)
Proprietary	15.0	14.8	14.6	14.5	14.5	3	15.0	14.5	3
GNS	48.0	47.7	47.4	46.3	45.5	5	48.0	45.5	5
Total	63.0	62.5	62.0	60.8	60.0	5	63.0	60.0	5

Proprietary basic cards-in-force (millions)	10.3	10.1	9.9	9.9	9.9	4	10.3	9.9	4
Average basic Card Member spending (dollars) (P)	$2,609	$2,455	$2,718	$2,547	$2,600	-	$5,066	$5,047	-

Total segment assets (AD)	$35.0	$34.3	$35.1	$34.5	$28.9	21	$35.0	$28.9	21
Segment capital (AE)	$2.6	$2.5	$2.6	$3.1	$3.1	(16)	$2.6	$3.1	(16)
Return on average segment capital (AF)	25.5%	23.6%	23.8%	21.9%	24.8%		25.5%	24.8%
Return on average tangible segment capital (AF)	34.3%	31.7%	32.0%	29.6%	34.1%		34.3%	34.1%

Card Member receivables: (Q)
Total receivables	$5.6	$5.6	$5.6	$5.2	$5.5	1	$5.6	$5.5	1
30 days past due as a % of total	1.4%	1.5%	1.5%	1.6%	1.5%		1.4%	1.5%
Net write-off rate (principal only) (V)	2.2%	2.2%	2.1%	2.3%	2.1%		2.2%	2.0%
Net write-off rate (principal and fees) (V)	2.3%	2.4%	2.3%	2.5%	2.3%		2.4%	2.2%
Card Member loans: (Q)
Total loans	$6.6	$6.6	$7.1	$6.7	$7.2	(8)	$6.6	$7.2	(8)
30 days past due loans as a % of total	1.7%	1.8%	1.6%	1.6%	1.6%		1.7%	1.6%
Average loans	$6.8	$6.8	$7.0	$6.9	$7.0	(4)	$6.8	$7.1	(5)
Net write-off rate (principal only) (V)	2.1%	1.9%	1.8%	1.8%	2.0%		2.0%	2.0%
Net write-off rate (principal, interest and fees) (V)	2.5%	2.4%	2.2%	2.3%	2.5%		2.4%	2.5%

Net interest income divided by average loans (X)	10.4%	10.3%	10.1%	10.1%	10.2%		10.3%	10.1%
Net interest yield on Card Member loans (X)	10.8%	10.8%	10.6%	10.4%	10.7%		10.8%	10.7%

# - Denotes a variance of more than 100 percent.

See Appendix V for footnote references

Global Commercial Services	(Preliminary)
Selected Income Statement and Statistical Information

(Millions, except percentages)	Q2'16	Q1'16	Q4'15	Q3'15	Q2'15	YOY % change	YTD'16	YTD'15	YOY % change
Non-interest revenues	$2,280	$2,190	$2,253	$2,217	$2,285	-	$4,470	$4,460	-
Interest income	310	321	311	297	289	7	631	567	11
Interest expense	104	95	94	91	91	14	199	180	11
Net interest income	206	226	217	206	198	4	432	387	12
Total revenues net of interest expense	2,486	2,416	2,470	2,423	2,483	-	4,902	4,847	1
Provisions for losses	139	160	153	148	136	2	299	287	4
Total revenues net of interest expense after provisions for losses	2,347	2,256	2,317	2,275	2,347	-	4,603	4,560	1
Expenses
Marketing, promotion, rewards, Card Member services and other	841	766	784	826	809	4	1,607	1,532	5
Salaries and employee benefits and other operating expenses	596	729	772	712	689	(13)	1,325	1,362	(3)
Total expenses	1,437	1,495	1,556	1,538	1,498	(4)	2,932	2,894	1
Pretax segment income	910	761	761	737	849	7	1,671	1,666	-
Income tax provision	334	276	274	269	299	12	610	599	2
Segment income	$576	$485	$487	$468	$550	5	$1,061	$1,067	(1)
Effective tax rate	36.7%	36.3%	36.0%	36.5%	35.2%		36.5%	36.0%

(Billions, except percentages and where indicated)
Card billed business	$104.3	$98.5	$103.2	$99.5	$100.4	4	$202.8	$195.9	4
Total cards-in-force (millions)	13.4	15.2	15.1	15.0	14.7	(9)	13.4	14.7	(9)
Basic cards-in-force (millions)	13.4	15.2	15.1	15.0	14.7	(9)	13.4	14.7	(9)
Average basic Card Member spending (dollars) (P)	$7,060	$6,509	$6,859	$6,711	$6,811	4	$13,592	$13,299	2

Total segment assets (AD)	$46.2	$46.7	$45.1	$45.9	$45.9	1	$46.2	$45.9	1
Segment capital (AE)	$7.7	$7.2	$7.0	$6.8	$7.1	8	$7.7	$7.1	8
Return on average segment capital (AF)	28.1%	28.0%	28.7%	34.1%	35.2%		28.1%	35.2%
Return on average tangible segment capital (AF)	38.9%	38.8%	40.0%	47.5%	49.2%		38.9%	49.2%

Card Member receivables (Q)	$29.1	$28.6	$26.7	$28.6	$28.6	2	$29.1	$28.6	2
Card Member loans (Q)	$8.7	$8.3	$8.0	$10.0	$10.0	(13)	$8.7	$10.0	(13)

Card Member receivables: (Q)
Total receivables - GCP (W)	$15.3	$15.4	$13.8	$15.7	$15.9	(3)	$15.3	$15.9	(3)
90 days past billing as a % of total - GCP (W)	0.7%	0.7%	0.9%	0.7%	0.7%		0.7%	0.7%
Net loss ratio (as a % of charge volume) - GCP (W)	0.09%	0.08%	0.08%	0.08%	0.09%		0.09%	0.10%
Total receivables - Global Small Business Services (GSBS) (AG)	$13.7	$13.2	$12.9	$12.9	$12.8	7	$13.7	$12.8	7
30 days past due as a % of total - GSBS	1.4%	1.6%	1.7%	1.6%	1.6%		1.4%	1.6%
Net write-off rate (principal only) - GSBS (V)	1.6%	1.8%	1.6%	1.8%	1.9%		1.7%	2.0%
Net write-off rate (principal and fees) - GSBS (V)	1.9%	2.1%	1.8%	2.0%	2.1%		2.0%	2.3%
Card Member loans: (Q) (AH)
Total loans - GSBS	$8.6	$8.3	$8.0	$10.0	$9.9	(13)	$8.6	$9.9	(13)
30 days past due as a % of total - GSBS	1.1%	1.0%	1.1%	1.0%	0.9%		1.1%	0.9%
Average loans - GSBS	$8.5	$8.1	$9.6	$9.9	$9.8	(14)	$8.3	$9.7	(15)
Net write-off rate (principal only) - GSBS (U)	1.3%	1.4%	1.2%	1.3%	1.3%		1.3%	1.3%
Net write-off rate (principal, interest and fees) - GSBS (U)	1.6%	1.6%	1.5%	1.5%	1.5%		1.6%	1.5%

Net interest income divided by average loans (X)	8.2%	8.8%	8.5%	8.3%	8.0%		8.5%	8.0%
Net interest yield on Card Member loans (X)	10.3%	10.5%	10.2%	10.0%	10.0%		10.5%	10.1%

# - Denotes a variance of more than 100 percent.

See Appendix V for footnote references

Global Merchant Services	(Preliminary)
Selected Income Statement and Statistical Information

(Millions, except percentages)	Q2'16	Q1'16	Q4'15	Q3'15	Q2'15	YOY % change	YTD'16	YTD'15	YOY % change
Non-interest revenues	$1,087	$1,041	$1,148	$1,123	$1,130	(4)	$2,128	$2,200	(3)
Interest income	1	-	-	-	1	-	1	1	-
Interest expense	(61)	(59)	(57)	(46)	(49)	24	(120)	(108)	11
Net interest income	62	59	57	46	50	24	121	109	11
Total revenues net of interest expense	1,149	1,100	1,205	1,169	1,180	(3)	2,249	2,309	(3)
Provisions for losses	5	8	9	8	8	(38)	13	14	(7)
Total revenues net of interest expense after provisions for losses	1,144	1,092	1,196	1,161	1,172	(2)	2,236	2,295	(3)
Expenses
Marketing, promotion, rewards, Card Member services and other	58	58	84	78	76	(24)	116	132	(12)
Salaries and employee benefits and other operating expenses	489	463	537	449	510	(4)	952	991	(4)
Total expenses	547	521	621	527	586	(7)	1,068	1,123	(5)
Pretax segment income	597	571	575	634	586	2	1,168	1,172	-
Income tax provision	224	214	211	237	217	3	438	434	1
Segment income	$373	$357	$364	$397	$369	1	$730	$738	(1)
Effective tax rate	37.5%	37.5%	36.7%	37.4%	37.0%		37.5%	37.0%

Loyalty Coalition revenue	$104	$94	$99	$100	$88	18	$198	$179	11

(Billions, except percentages and where indicated)
Average discount rate (R)	2.43%	2.44%	2.42%	2.46%	2.49%		2.43%	2.49%
Total segment assets (AD)	$24.1	$23.7	$23.5	$23.3	$17.4	39	$24.1	$17.4	39
Segment capital (AE)	$2.4	$2.4	$2.4	$2.6	$2.3	5	$2.4	$2.3	5
Return on average segment capital (AF)	61.9%	62.7%	64.8%	66.9%	68.0%		61.9%	68.0%
Return on average tangible segment capital (AF)	77.9%	79.3%	82.7%	86.5%	89.5%		77.9%	89.5%

# - Denotes a variance of more than 100 percent.

See Appendix V for footnote references

American Express Company	(Preliminary)
Appendix I
Components of Return on Average Equity (ROE), Return on Average Common Equity (ROCE), and Return on Average Tangible Common Equity (ROTCE)
(Millions, except percentages)

	For the Twelve Months Ended
	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,
	2016	2016	2015	2015	2015
ROE
Net income	$5,606	$5,064	$5,163	$5,711	$5,922
Average shareholders' equity	$21,195	$21,499	$21,494	$21,349	$21,050
Return on average equity (AI)	26.4%	23.6%	24.0%	26.8%	28.1%

Reconciliation of ROCE and ROTCE
Net income	$5,606	$5,064	$5,163	$5,711	$5,922
Preferred shares dividends and related accretion	82	83	62	42	20
Earnings allocated to participating share awards and other	44	38	38	43	44
Net income attributable to common shareholders	$5,480	$4,943	$5,063	$5,626	$5,858

Average shareholders' equity	$21,195	$21,499	$21,494	$21,349	$21,050
Average preferred shares	1,584	1,584	1,390	1,081	716
Average common shareholders' equity	$19,611	$19,915	$20,104	$20,268	$20,334
Average goodwill and other intangibles	3,705	3,742	3,782	3,796	3,802
Average tangible common shareholders' equity	$15,906	$16,173	$16,322	$16,472	$16,532
Return on average common equity (AI)	27.9%	24.8%	25.2%	27.8%	28.8%
Return on average tangible common equity (AJ)	34.5%	30.6%	31.0%	34.2%	35.4%

 See Appendix V for footnote references

American Express Company	(Preliminary)
Appendix II
Components of Return on Average Segment Capital (ROSC) and Return on Average Tangible Segment Capital (ROTSC)
(Millions, except percentages)

	For the Twelve Months Ended
	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,
	2016	2016	2015	2015	2015
U.S. Consumer Services
Segment income	$2,843	$2,390	$2,355	$2,274	$2,355
Average segment capital	$7,318	$7,514	$7,560	$7,556	$7,551
Average goodwill and other intangibles	339	330	317	299	280
Average tangible segment capital	$6,979	$7,184	$7,243	$7,257	$7,271
Return on average segment capital (AK)	38.9%	31.8%	31.1%	30.1%	31.2%
Return on average tangible segment capital (AK)	40.7%	33.3%	32.5%	31.3%	32.4%

International Consumer and Network Services
Segment income	$711	$676	$684	$627	$688
Average segment capital	$2,790	$2,861	$2,873	$2,861	$2,780
Average goodwill and other intangibles	719	727	735	743	759
Average tangible segment capital	$2,071	$2,134	$2,138	$2,118	$2,021
Return on average segment capital (AK)	25.5%	23.6%	23.8%	21.9%	24.8%
Return on average tangible segment capital (AK)	34.3%	31.7%	32.0%	29.6%	34.1%

Global Commercial Services
Segment income	$2,016	$1,990	$2,022	$2,384	$2,446
Average segment capital	$7,170	$7,107	$7,036	$6,988	$6,942
Average goodwill and other intangibles	1,984	1,979	1,976	1,973	1,973
Average tangible segment capital	$5,186	$5,128	$5,060	$5,015	$4,969
Return on average segment capital (AK)	28.1%	28.0%	28.7%	34.1%	35.2%
Return on average tangible segment capital (AK)	38.9%	38.8%	40.0%	47.5%	49.2%

Global Merchant Services
Segment income	$1,491	$1,487	$1,499	$1,504	$1,472
Average segment capital	$2,409	$2,371	$2,311	$2,248	$2,165
Average goodwill and other intangibles	495	496	499	508	521
Average tangible segment capital	$1,914	$1,875	$1,812	$1,740	$1,644
Return on average segment capital (AK)	61.9%	62.7%	64.8%	66.9%	68.0%
Return on average tangible segment capital (AK)	77.9%	79.3%	82.7%	86.5%	89.5%

See Appendix V for footnote references

American Express Company	(Preliminary)
Appendix III
Net Interest Yield on Card Member Loans
(Millions, except percentages and where indicated)

	Q2'16	Q1'16	Q4'15	Q3'15	Q2'15	YTD'16	YTD'15
Consolidated
Net interest income	$1,449	$1,580	$1,547	$1,505	$1,423	$3,029	$2,870
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio	247	238	225	232	248	485	494
Interest income not attributable to the Company's Card Member loan portfolio	(102)	(103)	(90)	(89)	(91)	(205)	(177)
Adjusted net interest income (AL)	$1,594	$1,715	$1,682	$1,648	$1,580	$3,309	$3,187
Average loans including Held for Sale (billions)	$67.6	$70.8	$70.9	$69.0	$68.0	$69.2	$68.0
Net interest income divided by average loans (AM)	8.6%	8.9%	8.7%	8.7%	8.4%	8.8%	8.4%
Net interest yield on Card Member loans (AN)	9.5%	9.7%	9.4%	9.5%	9.3%	9.6%	9.5%

U.S. Consumer Services
Net interest income	$1,139	$1,251	$1,219	$1,201	$1,131	$2,390	$2,290
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio	20	19	19	18	18	39	35
Interest income not attributable to the Company's Card Member loan portfolio	(5)	(5)	(4)	(5)	(3)	(10)	(7)
Adjusted net interest income (AL)	$1,154	$1,265	$1,234	$1,214	$1,146	$2,419	$2,318
Average loans including Held for Sale (billions)	$50.8	$53.8	$53.7	$52.1	$51.1	$52.3	$51.1
Net interest income divided by average loans (AM)	9.0%	9.3%	9.1%	9.2%	8.9%	9.1%	9.0%
Net interest yield on Card Member loans (AN)	9.1%	9.5%	9.1%	9.2%	9.0%	9.3%	9.2%

International Consumer and Network Services
Net interest income	$176	$173	$176	$173	$179	$349	$361
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio	10	11	14	14	14	21	28
Interest income not attributable to the Company's Card Member loan portfolio	(4)	(3)	(4)	(6)	(6)	(7)	(9)
Adjusted net interest income (AL)	$182	$181	$186	$181	$187	$363	$380
Average loans (billions)	$6.8	$6.7	$7.0	$6.9	$7.0	$6.8	$7.1
Net interest income divided by average loans (AM)	10.4%	10.3%	10.1%	10.1%	10.2%	10.3%	10.1%
Net interest yield on Card Member loans (AN)	10.8%	10.8%	10.6%	10.5%	10.7%	10.8%	10.7%

Global Commercial Services
Net interest income	$206	$226	$217	$206	$198	$432	$387
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio	80	72	72	71	72	152	143
Interest income not attributable to the Company's Card Member loan portfolio	(29)	(28)	(28)	(24)	(22)	(57)	(42)
Adjusted net interest income (AL)	$257	$270	$261	$253	$248	$527	$488
Average loans including Held for Sale (billions)	$10.0	$10.3	$10.2	$10.0	$9.9	$10.1	$9.7
Net interest income divided by average loans (AM)	8.2%	8.8%	8.5%	8.3%	8.0%	8.5%	8.0%
Net interest yield on Card Member loans (AN)	10.3%	10.5%	10.2%	10.0%	10.0%	10.5%	10.1%

See Appendix V for footnote references

American Express Company	(Preliminary)
Appendix IV
Reconciliations of Adjustments
(Millions, except percentages and per share information)

	Quarters Ended
	June 30, 2016	June 30, 2015	YOY % Change
Adjusted Operating Expenses
Operating expenses (AO)	$1,921	$2,785	(31)
Gain on sale of Costco portfolio (pre-tax)	1,091	-
Restructuring charge (pre-tax)	232	-
Adjusted Operating Expenses	$2,780	$2,785	-

Total Loans
Card Member loans held for investment and Other loans	$61.1	$70.0	(13)
Card Member loans held for investment related to cobrand partnerships with Costco in the U.S. and JetBlue (AP)	-	15.0
Total loans held for investment excluding loans related to Costco in the U.S. and JetBlue	$61.1	$55.0	11
Fx Adjusted loans held for investment excluding loans related to Costco in the U.S. and JetBlue (Y)	$61.1	$54.2	13

2016 Earnings per Share (EPS) Outlook	FY'16 EPS Range
EPS Outlook excluding restructuring charges and other contingencies	$5.40	$5.70
Q1'16 restructuring charge per share (pre-tax)	0.08	0.08
Tax impact of Q1'16 restructuring charge per share	(0.03)	(0.03)
After-tax impact of Q1'16 restructuring charge per share	$0.05	$0.05
Q2'16 restructuring charge per share (pre-tax)	0.25	0.25
Tax impact of Q2'16 restructuring charge per share	(0.09)	(0.09)
After-tax impact of Q2'16 restructuring charge per share	$0.16	$0.16
US GAAP EPS Outlook - Including YTD Restructuring (AQ)	$5.19	$5.49

See Appendix V for footnote references

Appendix V	(Preliminary)

All Information in the preceding tables is presented on a basis prepared in accordance with U.S. generally accepted accounting principles (GAAP), unless otherwise indicated. Certain reclassifications of prior period amounts have been made to conform to the current period presentation. None of the prior period financial information was materially misstated.

(A)	Includes Travel Commissions and Fees which were shown separately until Q3'15.
(B)
Represents net income, less (i) earnings allocated to participating share awards of $17 million and $11 million in Q2'16 and Q1'16, respectively, and $6 million, $10 million and $11 million in Q4'15, Q3'15 and Q2'15, respectively, and (ii) dividends on preferred shares of $19 million and $21 million in Q2'16 and Q1'16, respectively, and $20 million, $22 million and $20 million in Q4'15, Q3'15 and Q2'15, respectively.

(C)
Within assets, "other" includes the following items as presented in the Company’s Consolidated Balance Sheets in its Form 10-Q: Other receivables, Other loans (including merchant financing loans), Premises and equipment and Other assets; and within liabilities, "other" includes the following items: Travelers Cheques and other prepaid products, Accounts payable and Other liabilities.

(D)	Refer to Appendix I for components of return on average equity, return on average common equity and return on average tangible common equity, a non-GAAP measure.
(E)
Beginning Q3’15, the calculation of book value per common share was revised to exclude shareholders’ equity from preferred share issuances. Applicable prior periods have been revised to conform to the current period presentation.

(F)	These ratios represent preliminary estimates for the current period as of the date of this Earnings Release and may be revised in the Company’s Q2'16 Form 10-Q.
(G)
Tangible Common Equity, a non-GAAP measure, excludes goodwill and other intangibles of $3.6 billion and preferred shares of $1.6 billion from total shareholders’ equity of $20.7 billion. The Company believes presenting the ratio of Tangible Common Equity to Risk-Weighted Assets is a useful measure of evaluating the strength of the Company’s capital position.

(H)
The Company is required to calculate a Supplementary Leverage Ratio, which is defined as Tier 1 Capital divided by Total Leverage Exposure. The Total Leverage Exposure reflects average total consolidated assets with adjustments for Tier 1 Capital deductions and includes off-balance sheet derivatives exposures, repo-style transactions and credit equivalents of undrawn commitments that are both conditionally and unconditionally cancellable.

(I)	Presented for the purpose of calculating the Tier 1 Leverage Ratio.
(J)
Estimated Common Equity Tier 1 Capital, Tier 1 Capital, Risk-Weighted Assets and Average Total Assets for Supplementary Leverage Capital purposes under the fully phased-in Basel III rules reflect the Company’s current interpretation of the fully phased-in Basel III rules using the standardized approach. The estimated fully phased-in Basel III amounts could change in the future if the Company’s business changes.

(K)
The Common Equity Tier 1 Capital ratio under the fully phased-in Basel III rules is calculated as Common Equity Tier 1 Capital under fully phased-in Basel III rules divided by estimated Risk-Weighted Assets under fully phased-in Basel III rules.

(L)
The Tier 1 Risk-Based Capital ratio under the fully phased-in Basel III rules is calculated as Tier 1 Risk-Based Capital under the fully phased-in Basel III rules divided by estimated Risk-Weighted Assets under the fully phased-in Basel III rules.

(M)
The fully phased-in Basel III Supplementary Leverage Ratio is calculated by dividing fully phased-in Basel III Tier 1 Capital by Total Leverage Exposure (refer to Footnote H for a definition of Total Leverage Exposure).

(N)
Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements (non-proprietary billed business), and certain insurance fees charged on proprietary cards.  In-store spend activity within retail cobrand portfolios in GNS, from which the Company earns no revenue, is not included in non-proprietary billed business.  Card billed business is reflected in the United States or outside the United States based on where the issuer is located. Effective Q1'16, as a result of system enhancements, certain balances have been reclassified between United States and outside the United States.

(O)
Total cards-in-force represents the number of cards that are issued and outstanding.  Proprietary basic consumer cards-in-force includes basic cards issued to the primary account owner and does not include supplemental cards issued on that account.  Proprietary basic small business and corporate cards-in-force include basic and supplemental cards issued to employee Card Members.  Non-proprietary cards-in-force includes all cards that are issued and outstanding under network partnership agreements, except for retail cobrand Card Member accounts that have no out-of-store spend activity during the prior 12 month period.

(P)
Average basic Card Member spending and average fee per card are computed from proprietary card activities only. Average fee per card is computed based on net card fees divided by average worldwide proprietary cards-in-force.  The average fee per card adjusted, which is a non-GAAP measure, is computed in the same manner, but excludes deferred direct acquisition costs. The amount of deferred costs recognized was $74 million, $68 million, $70 million, $72 million and $61 million for Q2'16, Q1'16, Q4'15, Q3'15 and Q2'15, respectively.  The Company presents adjusted average fee per card because the Company believes this metric presents a useful indicator of card fee pricing across a range of its proprietary card products.

(Q)
Effective December 1, 2015, the Company reclassified the Card Member loans and receivables related to its cobrand partnerships with Costco in the U.S. and JetBlue, to reflect them as Held for Sale (HFS) on the Consolidated Balance Sheets.  The loans were reclassified at their net carrying amount, inclusive of the related reserves for losses.  Accordingly, Card Member loans and receivables and the related credit metrics are presented excluding the HFS loans and receivables for periods subsequent to the reclassification. Card Member loans HFS in USCS were $9.6 billion and $12.6 billion as of Q1'16 and Q4'15, respectively, and in GCS were $2.0 billion and $2.3 billion as of Q1'16 and Q4'15, respectively. Card Member receivables HFS in USCS were nil as of Q1'16 and Q4'15, and in GCS were $0.1 billion as of both Q1'16 and Q4'15. Card Member loans in the GCS segment related primarily to the GSBS business and included an insignificant amount of loans related to the GCP business.

(R)
This calculation is generally designed to reflect pricing at merchants accepting general-purpose American Express cards.  It represents the percentage of billed business (generated from both proprietary and GNS Card Member spending) retained by the Company from merchants it acquires, or for merchants acquired by a third party on its behalf, net of amounts retained by such third party.

(S)	Provisions for principal, interest and/or fee reserve components.
(T)	Consists of principal, interest and/or fees, less recoveries.
(U)
Card Member loans includes reserves of $60 million and $7 million in Q2’16 and Q1’16, respectively, related to loan balances of $245 million and $20 million, in the same respective periods, reclassified from HFS to held for investment. Q4'15 Card Member receivables include $1 million for the Reserves transferred to HFS. In addition, Other includes foreign currency translation adjustments and other items for all periods.

(V)
The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention.  In addition, because the Company's practice is to include uncollectible interest and/or fees as part of its total provision for losses, a net write-off rate including principal, interest and/or fees is also presented.

(W)	GCP includes global, large and middle markets corporate accounts.
(X)
See Appendix III for calculations of net interest yield on Card Member loans, a non-GAAP measure, and net interest income divided by average loans, a GAAP measure, and the Company's rationale for presenting net interest yield on Card Member loans.

(Y)
FX-adjusted information assumes a constant exchange rate between the periods being compared for purposes of currency translation into U.S. dollars (i.e. assumes the foreign exchange rates used to determine results for Q2'16 apply to the period(s) against which such results are being compared).  The Company believes the presentation of information on an FX-adjusted basis is helpful to investors by making it easier to compare the Company's performance in one period to that of another period without the variability caused by fluctuations in currency exchange rates.

(Z)	Captions not designated as “proprietary” or “GNS” include both proprietary and GNS data.
(AA)	Included in ICNS.
(AB)	Included in USCS.
(AC)	Included in GCS.
(AD)	Revised prospectively beginning in Q3'15, as a result of systems enhancements, to reclassify certain intercompany accounts.
(AE)	Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.
(AF)	Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.
(AG)	GSBS includes small business in the U.S. and international small business services.
(AH)
International GSBS Card Member loans and associated credit metrics continue to be reported within the international consumer business, in the ICNS segment, due to certain system limitations.  These loans are insignificant to both ICNS and GCS.

(AI)
Return on average equity and return on average common equity are calculated by dividing one year period net income/net income attributable to common shareholders by one year average total shareholders’ equity/average common shareholders' equity, respectively.

(AJ)
Return on average tangible common equity, a non-GAAP measure, is computed in the same manner as return on average common equity except the computation of average tangible common shareholders' equity, a non-GAAP measure, excludes from average common shareholders' equity, average goodwill and other intangibles. The Company believes that return on average tangible common equity is a useful measure of the profitability of its business.

(AK)
Return on average segment capital is calculated by dividing one year period segment income by one year average segment capital.  Return on average tangible segment capital, a non-GAAP measure, is computed in the same manner as return on average segment capital except the computation of average tangible segment capital, a non-GAAP measure, excludes average goodwill and other intangibles.  The Company believes that return on average tangible segment capital is a useful measure of the profitability of its business.

(AL)
Adjusted net interest income, a non-GAAP measure that represents net interest income attributable to our Card Member loans and loans HFS (which includes, on a GAAP basis, interest that is deemed uncollectible), excluding the impact of interest expense and interest income not attributable to our Card Member loans. The Company believes adjusted net interest income is useful to investors because it is a component of net interest yield on Card Member loans.

(AM)
This calculation includes elements of total interest income and total interest expense that are not attributable to the Card Member loan portfolio, and thus is not representative of net interest yield on Card Member loans. The calculation includes interest income and interest expense attributable to investment securities and other interest-bearing deposits as well as to Card Member loans, and interest expense attributable to other activities, including Card Member receivables.

(AN)
Net interest yield on Card Member loans, a non-GAAP measure that is computed by dividing adjusted net interest income by average loans, computed on an annualized basis.  Reserves and net write-offs related to uncollectible interest are recorded through provisions for losses and are thus not included in the net interest yield calculation. Effective January 1, 2016, net interest yield also includes an insignificant amount of net interest income and loans related to certain non-traditional Card Member loans.  The prior periods have been revised to conform with this presentation.  The Company believes net interest yield on Card Member loans is useful to investors because it provides a measure of profitability of the Company's Card Member loan portfolio.

(AO)	Operating Expenses represent salaries and employee benefits, professional services, occupancy and equipment, communications, and other, net.
(AP)	Costco and JetBlue loans reclassified as held for sale effective December 2015. The Costco and JetBlue portfolios were sold as of June 17, 2016 and March 18, 2016, respectively.
(AQ)	Reflects restructuring charges recognized in the first half of 2016. Management is not able to estimate restructuring charges or other contingencies for the remainder of 2016.